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                     MORGAN STANLEY INCOME SECURITIES INC.
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2010 - SEPTEMBER 30, 2010


   SECURITY       PURCHASE/    SIZE OF      OFFERING       TOTAL        AMOUNT OF       % OF    % OF
   PURCHASED     TRADE DATE    OFFERING     PRICE OF     AMOUNT OF       SHARES       OFFERING  FUNDS    BROKERS     PURCHASED FROM
                                             SHARES      OFFERING       PURCHASED    PURCHASED  TOTAL
                                                                         BY FUND      BY FUND  ASSETS
---------------- ---------- --------------- --------- ----------------- ------------- -------- ------- ------------- ---------------
                                                                                                       Credit
Southern                                                                                               Suisse,
Copper Corp                                                                                            Goldman
5.375% Due                                                                                             Sachs & Co,
4/16/2020         04/13/10  -               $99.481     $400,000,000.00   165,000.00     0.04%   0.10% Morgan        Credit Suisse
                                                                                                       Stanley,      Securities
                                                                                                       BBVA
                                                                                                       Securities
                                                                                                       BofA
                                                                                                       Merrill
                                                                                                       Lynch
---------------- ---------- --------------- --------- ----------------- ------------- -------- ------- ------------- ---------------
                                                                                                       Wells Fargo
                                                                                                       Securities,
                                                                                                       Credit
                                                                                                       Suisse,
                                                                                                       Deutsche
Biomed Realty                                                                                          Bank
Lp 6.125% due                                                                                          Securities,
4/15/2020         04/22/10  -               $98.977     $250,000,000.00   160,000.00     0.06%   0.10% KeyBanc       Wachovia
                                                                                                       Capital       Securities
                                                                                                       Markets,
                                                                                                       Morgan
                                                                                                       Stanley,
                                                                                                       Raymond
                                                                                                       James, RBC
                                                                                                       Capital
                                                                                                       Markets,
                                                                                                       RBS, UBS
                                                                                                       Investment
                                                                                                       Bank, US
                                                                                                       Bancorp
---------------- ---------- --------------- --------- ----------------- ------------- -------- ------- ------------- ---------------
                                                                                                       Goldman,
                                                                                                       Sachs &
                                                                                                       Co., J.P.
                                                                                                       Morgan,
                                                                                                       Morgan
                                                                                                       Stanley,
                                                                                                       BofA
                                                                                                       Merrill
                                                                                                       Lynch,
                                                                                                       Citi,
                                                                                                       Barclays
                                                                                                       Capital,
NBC Universal                                                                                          BNP
Inc. 5.150%                                                                                            Paribas,
due 4/30/2020                                                                                          Credit
                  04/27/10  -               $99.845   $2,000,000,000.00   440,000.00     0.02%   0.28% Suisse,       JP Morgan
                                                                                                       Deutsche
                                                                                                       Bank
                                                                                                       Securities,
                                                                                                       Mitsubishi
                                                                                                       UFJ
                                                                                                       Securities,
                                                                                                       RBS, UBS
                                                                                                       Investment
                                                                                                       Bank,
                                                                                                       Mitsubishi
                                                                                                       UFJ
                                                                                                       Securities,
                                                                                                       Wells Fargo
                                                                                                       Securities,
                                                                                                       Blaylock
                                                                                                       Robert Van,
                                                                                                       LLC,
                                                                                                       CastleOak
                                                                                                       Securities,
                                                                                                       L.P., Loop
                                                                                                       Capital
                                                                                                       Markets,
                                                                                                       LLC,
                                                                                                       Ramirez
                                                                                                       & Co., Inc.,
                                                                                                       The
                                                                                                       Williams
                                                                                                       Capital
                                                                                                       Group, L.P.
---------------- ---------- --------------- --------- ----------------- ------------- -------- ------- ------------- ---------------
                                                                                                       Citi, J.P.
                                                                                                       Morgan,
                                                                                                       BofA
                                                                                                       Merrill
                                                                                                       Lynch,
                                                                                                       Credit
                                                                                                       Suisse,
                                                                                                       RBS,
                                                                                                       Barclays
Discovery                                                                                              Capital,
Communications                                                                                         BNP
LLC 5.050% due    05/26/10  -               $99.675   $1,300,000,000.00   385,000.00     0.03%   0.25% Paribas,      JP Morgan
6/1/2020                                                                                               Credit        Securities,
                                                                                                       Agricole      Inc.
                                                                                                       CIB,
                                                                                                       Goldman,
                                                                                                       Sachs &
                                                                                                       Co., Morgan
                                                                                                       Stanley,
                                                                                                       RBC Capital
                                                                                                       Markets,
                                                                                                       Scotia
                                                                                                       Capital,
                                                                                                       SunTrust
                                                                                                       Robinson
                                                                                                       Humphrey,
                                                                                                       Wells Fargo
                                                                                                       Securities
---------------- ---------- --------------- --------- ----------------- ------------- -------- ------- ------------- ---------------
                                                                                                       BofA
                                                                                                       Merrill
                                                                                                       Lynch, J.P.
                                                                                                       Morgan,
                                                                                                       HSBC
                                                                                                       Securities
Pall corp.                                                                                             (USA),
5.000% due                                                                                             Wells Fargo   Banc of
6/15/2020         06/15/10  -               $99.465     $375,000,000.00   295,000.00     0.08%   0.19% Securities,   America
                                                                                                       Daiwa         Securities
                                                                                                       Capital
                                                                                                       Markets
                                                                                                       America,
                                                                                                       Mitsubishi
                                                                                                       UFJ
                                                                                                       Securities
                                                                                                       (USA), ANZ
                                                                                                       Securities,
                                                                                                       Banca IMI,
                                                                                                       BNP
                                                                                                       Paribas,
                                                                                                       Commerzbank,
                                                                                                       ING
---------------- ---------- --------------- --------- ----------------- ------------- -------- ------- ------------- ---------------
                                                                                                       Citi, J.P.
                                                                                                       Morgan,
                                                                                                       Wells Fargo
                                                                                                       Securities,
                                                                                                       BNY Mellon
                                                                                                       Capital
                                                                                                       Markets,
                                                                                                       LLC,
                                                                                                       Mitsubishi
Prudential                                                                                             UFJ           JP Morgan
Financial Inc.                                                                                         Securities,
5.375% due                                                                                             Nikko Bank
6/21/2020         06/16/10  -               $99.390     $650,000,000.00   230,000.00     0.03%   0.15% (Luxembourg)
                                                                                                       S.A.,
                                                                                                       Cabrera
                                                                                                       Capital
                                                                                                       Markets,
                                                                                                       LLC,
                                                                                                       Loop
                                                                                                       Capital
                                                                                                       Markets,
                                                                                                       Siebert
                                                                                                       Capital
                                                                                                       Markets
---------------- ---------- --------------- --------- ----------------- ------------- -------- ------- ------------- ---------------
                                                                                                       Citi, BofA
Digital Realty                                                                                         Merrill
Trust LP                                                                                               Lynch,
4.500% due        06/30/10  -               $99.697     $375,000,000.00   455,000.00     0.12%   0.29% Credit        Credit Suisse
7/15/2015                                                                                              Suisse,       Securities
                                                                                                       Morgan
                                                                                                       Stanley,
                                                                                                       Deutsche
                                                                                                       Bank
                                                                                                       Securities,
                                                                                                       J.P.
                                                                                                       Morgan, RBS
---------------- ---------- --------------- --------- ----------------- ------------- -------- ------- ------------- ---------------
                                                                                                       Barclays
LaFarge SA                                                                                             Capital,
5.500% due                                                                                             J.P.
7/9/2015          07/06/10  -               $99.914     $550,000,000.00   775,000.00     0.14%   0.49% Morgan,       Barclays
                                                                                                       Deutsche      Capital
                                                                                                       Bank
                                                                                                       Securities,
                                                                                                       Mitsubishi
                                                                                                       UFJ
                                                                                                       Securities,
                                                                                                       Mizuho
                                                                                                       Securities
                                                                                                       USA Inc.,
                                                                                                       RBS, UBS
                                                                                                       Investment
                                                                                                       Bank
---------------- ---------- --------------- --------- ----------------- ------------- -------- ------- ------------- ---------------
                                                                                                       Barclays
                                                                                                       Capital,
                                                                                                       Citi, J.P.
                                                                                                       Morgan,
                                                                                                       Wells Fargo
                                                                                                       Securities,
                                                                                                       BofA
                                                                                                       Merrill
                                                                                                       Lynch, BNP
                                                                                                       Paribas,
                                                                                                       Deutsche
                                                                                                       Bank
                                                                                                       Securities,
                                                                                                       Goldman,
                                                                                                       Sachs &
                                                                                                       Co., Morgan
Time Warner                                                                                            Stanley,
Inc. 4.700%                                                                                            RBS, BNY      J.P. Morgan
due 1/15/2021                                                                                          Mellon        Securities,
                  07/07/10  -               $99.762    1,000,000,000.00   180,000.00     0.02%   0.11% Capital       Inc.
                                                                                                       Markets,
                                                                                                       LLC, Credit
                                                                                                       Agricole
                                                                                                       CIB, Credit
                                                                                                       Suisse,
                                                                                                       Daiwa
                                                                                                       Capital
                                                                                                       Markets,
                                                                                                       Hadnelsbanken
                                                                                                       Capital
                                                                                                       Markets,
                                                                                                       Lloyds TSB
                                                                                                       Corporate
                                                                                                       Markets,
                                                                                                       Mitsubishi
                                                                                                       UFJ
                                                                                                       Securities,
                                                                                                       Mizuho
                                                                                                       Securities
                                                                                                       USA Inc.,
                                                                                                       Ramirez &
                                                                                                       co., Inc.,
                                                                                                       Santander,
                                                                                                       Scotia
                                                                                                       Capital,
                                                                                                       The
                                                                                                       Williams
                                                                                                       Capital
                                                                                                       Group,
                                                                                                       L.P., UBS
                                                                                                       Investment
                                                                                                       Bank
---------------- ---------- --------------- --------- ----------------- ------------- -------- ------- ------------- ---------------
                                                                                                       BofA
                                                                                                       Merrill
                                                                                                       Lynch, J.P.
Expedia Inc.                                                                                           Morgan,
5.950% due        08/02/10  -               $99.893     $750,000,000.00   375,000.00     0.05%   0.23% Barclays      J.P. Morgan
8/15/2020                                                                                              Capital,      Securities,
                                                                                                       BNP           Inc.
                                                                                                       Paribas,
                                                                                                       RBS, Daiwa
                                                                                                       Capital
                                                                                                       Markets,
                                                                                                       Mitsubishi
                                                                                                       UFJ
                                                                                                       Securities,
                                                                                                       Mizuho
                                                                                                       Securities
                                                                                                       USA Inc.,
                                                                                                       US Bancorp
---------------- ---------- --------------- --------- ----------------- ------------- -------- ------- ------------- ---------------
                                                                                                       J.P.
Omnicom Group                                                                                          Morgan,
Inc. 4.450%                                                                                            BofA
due 8/15/2020                                                                                          Merrill
                  08/02/10  -               $99.654   $1,000,000,000.00   280,000.00     0.03%   0.17% Lynch,        J.P. Morgan
                                                                                                       Citi,         Securities,
                                                                                                       Deutsche      Inc.
                                                                                                       Bank
                                                                                                       Securities,
                                                                                                       HSBC,
                                                                                                       Barclays
                                                                                                       Capital,
                                                                                                       Wells Fargo
                                                                                                       Securities,
                                                                                                       BNP
                                                                                                       Paribas,
                                                                                                       Morgan
                                                                                                       Stanley,
                                                                                                       Societe
                                                                                                       Generale,
                                                                                                       UBS
                                                                                                       Investment
                                                                                                       Bank, ANZ
                                                                                                       Securities,
                                                                                                       Banca IMI,
                                                                                                       BBVA
                                                                                                       Securities,
                                                                                                       RBS
---------------- ---------- --------------- --------- ---------------- ------------- ----------------- ------------- ---------------
                                                                                                       Citi, J.P.
                                                                                                       Morgan,
                                                                                                       Credit
                                                                                                       Suisse,
                                                                                                       Goldman,
                                                                                                       Sachs &
                                                                                                       Co., BofA
                                                                                                       Merrill
                                                                                                       Lynch,
                                                                                                       Barclays
DirecTV                                                                                                Capital,
Holdings LLC                                                                                           Mitsubishi
4.600% due                                                                                             UFJ               J.P. Morgan
2/15/2021         08/10/10  -               $99.934   $1,000,000,000.00 1,305,000.00     0.13%   0.80% Securities,       Securities,
                                                                                                       Morgan            Inc.
                                                                                                       Stanley,
                                                                                                       UBS
                                                                                                       Investment
                                                                                                       Bank,
                                                                                                       Credit
                                                                                                       Agricole
                                                                                                       CIB, HSBO,
                                                                                                       ING
                                                                                                       Wholesale,
                                                                                                       Lloyds TSB
                                                                                                       Corporate
                                                                                                       Markets,
                                                                                                       Mizuho
                                                                                                       Securities
                                                                                                       USA Inc.,
                                                                                                       RBS, U.S.
                                                                                                       Bancorp
---------------- ---------- --------------- --------- ----------------- ------------- -------- ------- ------------- ---------------
                                                                                                       Deutsche
                                                                                                       Bank
QEP Resources                                                                                          Securities,
Inc. 6.875%                                                                                            BofA
due 3/1/2021                                                                                           Merrill
                  08/11/10  -               $99.074     $625,000,000.00   275,000.00     0.04%   0.17% Lynch, BMO    Deutsche Bank
                                                                                                       Capital       Securities
                                                                                                       Markets,
                                                                                                       J.P.
                                                                                                       Morgan,
                                                                                                       Wells Fargo
                                                                                                       Securities,
                                                                                                       SunTrust
                                                                                                       Robinson
                                                                                                       Humphrey,
                                                                                                       U.S.
                                                                                                       Bancorp,
                                                                                                       Mitsubishi
                                                                                                       UFJ
                                                                                                       Securities,
                                                                                                       BBVA
                                                                                                       Securities,
                                                                                                       RBS, TD
                                                                                                       Securities,
                                                                                                       Societe
                                                                                                       Generale,
                                                                                                       Goldman,
                                                                                                       Sachs & Co.
---------------- ---------- --------------- --------- ----------------- ------------- -------- ------- ------------- ---------------
                                                                                                       BofA
                                                                                                       Merrill
Ingram Micro                                                                                           Lynch,
Inc. 5.250%                                                                                            Morgan        Banc of
due 9/1/2017      08/16/10  -               $99.998     $300,000,000.00   505,000.00     0.17%   0.31% Stanley,      America
                                                                                                       BNP           Securities
                                                                                                       Paribas,
                                                                                                       Mizuho
                                                                                                       Securities
                                                                                                       USA Inc.,
                                                                                                       Raymond
                                                                                                       James, RBS,
                                                                                                       Scotia
                                                                                                       Capital,
                                                                                                       UBS
                                                                                                       Investment
                                                                                                       Bank
---------------- ---------- --------------- --------- ----------------- ------------- -------- ------- ------------- ---------------

BRE Properties   9/15/2010    $300,000,000  $99.809     $300,000,000      325,000       0.108%   0.20% Deutsche Bank Greenwich
Inc.                                                                                                   Sec.,         Capital
5.200% due                                                                                             JPMorgan,
3/15/2021                                                                                              Mitsubishi
                                                                                                       UFJ, RBS,
                                                                                                       UBS
---------------- ---------- --------------- --------- ----------------- ------------- -------- ------- ------------- ---------------
Wyndham World    9/15/2010    $250,000,000  $99.949     $250,000,000      250,000       0.100%   0.15% Bank of       JP Morgan
Corp. 5.750%                                                                                           America,      Securities
due 2/1/2018                                                                                           Deutsche
                                                                                                       Bank,
                                                                                                       JPMorgan,
                                                                                                       RBS
                                                                                                       Mitsubishi
                                                                                                       UFJ
---------------- ---------- --------------- --------- ----------------- ------------- -------- ------- ------------- ---------------
Weatherford Intl 9/16/2010   1,400,000,000  $99.862     $800,000,000    1,150,000       0.144%   0.71% Deutsche      Deutsche Bank
Limited                                                                                                Bank,         Securities
5.125% due                                                                                             Morgan
9/15/2020                                                                                              Stanley,
                                                                                                       UBS

---------------- ---------- --------------- --------- ----------------- ------------- -------- ------- ------------- ---------------
DCP Midstream    9/23/2010    $250,000,000  $99.922     $250,000,000      900,000        0.36%   0.54% Morgan        Wachovia
Operating LP                                                                                           Stanley,      Securities
3.250% due                                                                                             Wells
10/1/2015                                                                                              Fargo,
                                                                                                       Barclays
                                                                                                       Capital,
                                                                                                       Citi,
                                                                                                       Credit
                                                                                                       Suisse,
                                                                                                       RBS,
                                                                                                       SunTrust
                                                                                                       Robinson
                                                                                                       Humphrey
---------------- ---------- --------------- --------- ----------------- ------------- -------- ------- ------------- ---------------
NBC Universal    9/27/2010  $5,100,000,000  $99.975    2,000,000,000      865,000       0.043%   0.52% Goldman       JP Morgan
Inc.                                                                                                   Sachs, BofA
4.375% due                                                                                             Merrill
4/1/2021                                                                                               Lynch,
                                                                                                       JPMorgan,
                                                                                                       Morgan
                                                                                                       Stanley,
                                                                                                       Citi
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